Supplement dated July 21, 2008 to Prospectuses dated May 1, 2008 for

AnnuiChoice® II, AdvantEdge and PINNACLE V Flexible Premium Variable Annuities

Issued by Integrity Life Insurance Company

Through its Separate Account I and Separate Account II

This is a supplement to the prospectuses identified above.  Please retain this supplement to the prospectuses for future reference.

Supplement to the AnnuiChoice II, AdvantEdge and Pinnacle V prospectuses:

In Part 4 – Deductions and Charges, in the subsection titled “Hardship Waiver,” the word “Pennsylvania” is hereby deleted.  The Hardship Waiver in Pennsylvania now includes unemployment.

Supplement to AnnuiChoice II prospectus only:

In Part 5 – Terms of Your Variable Annuity, in the subsection titled “Your Contributions,” the following sentence is hereby deleted: “The minimum initial contribution is $5,000 for contracts issued in Pennsylvania.”  The minimum initial contribution is now $10,000 in Pennsylvania, as it is in all other states.

In Part 10 – Prior Contracts and State Variations, the words “Currently Available in Pennsylvania and” are hereby deleted from the name of the subsection titled “AnnuiChoice I – Currently Available in Pennsylvania and All Contracts Issued between approximately May 1, 2004 and July 31, 2006.”  AnnuiChoice II is now available in Pennsylvania.

Supplement to AdvantEdge prospectus only:

In Part 10 – Prior Contracts and State Variations, the words “Nevada and Pennsylvania” are hereby deleted from the subsection titled “GrandMaster flex3 – Currently Available in Minnesota, Nevada and Pennsylvania and All Contracts issued from May 1, 2002 to February 25, 2008.”  The AdvantEdge is now available in Nevada and Pennsylvania.

Supplement to Pinnacle V prospectus only:

In Part 10 – Prior Contracts and State Variations, the words “Currently Available in Pennsylvania” are hereby deleted from the name of the subsection titled “Pinnacle IV – Currently Available in Pennsylvania and All contracts issued from July 16, 2001 to May 1, 2007.”  Pinnacle V is now available in Pennsylvania.